PAGE 1 OF 6 ECAGR-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. KEEP A COPY FOR YOUR RECORDS. This is your LoanAdvance Lending Agreement with Pershing LLC (“Pershing”). TO: Pershing LLC In consideration of your accepting and carrying for the undersigned one or more accounts introduced to you by my broker, bank, or other introducing firm (“Introducing Firm”), which Introducing Firm is intended to have the benefit and is a third party beneficiary of this agreement, the undersigned agrees as follows: Role of Pershing I understand that Pershing is the carrier of the accounts of the undersigned as clearing broker pursuant to a clearing agreement with the Introducing Firm. Until receipt from the undersigned of written notice to the contrary, Pershing may accept from the Introducing Firm, without inquiry or investigation, instructions concerning said accounts. Notices to the undersigned concerning LoanAdvance loan requirements or other matters related to the undersigned’s accounts usually will go through the undersigned’s Introducing Firm although direct notice to the undersigned with duplicate notice to the undersigned’s Introducing Firm may occur if market conditions, time constraints, or other circumstances require it. Pershing shall not be responsible or liable for any acts or omissions of the Introducing Firm or its employees. I understand that Pershing provides no investment advice, nor does Pershing give advice or offer any opinion with respect to the suitability of any transaction or order. I understand that my Introducing Firm is not acting as the agent of Pershing and I agree that I will in no way hold Pershing, its other divisions, and its officers, directors, agents, or affiliates liable for any trading losses incurred by me. 1. Applicable Rules and Regulations All transactions for the undersigned shall be subject to the constitution, rules, regulations, customs, and usages of the exchange or market and its clearing house, if any, where executed by Pershing or its agents, including its subsidiaries and affiliates. 2. Definitions For purposes of this agreement “securities, commodities, and other property,” as used herein shall include, but not be limited to money, securities, and commodities of every kind and nature and all contracts and options relating thereto, whether for present or future delivery. 3. Lien All securities, commodities, and other property of the undersigned, which Pershing may at any time be carrying for the undersigned, or which may at any time be in Pershing’s possession or under Pershing’s control, shall be subject to a general lien and security interest in Pershing’s favor for the discharge of all of the undersigned’s indebtedness and other obligations to Pershing, without regard to Pershing having made any advances in connection with such securities and other property and without regard to the number of accounts the undersigned may have with Pershing. In enforcing its lien, Pershing shall have the discretion to determine which securities and property are to be sold and which contracts are to be closed. Securities and other property held in the undersigned’s retirement account(s) maintained by Pershing, which may include IRAs or qualified plans, are not subject to this general lien and such securities or other property may only be used to satisfy the undersigned’s indebtedness or other obligations to your Introducing Firm and/or Pershing related to the undersigned’s retirement account(s). 4. Liquidation If, in its discretion, Pershing considers it necessary for its protection to require additional collateral, or in the event that a petition in bankruptcy is filed, or an appointment of a receiver is filed by or against the undersigned, or an attachment is levied against the accounts of the undersigned, or in the event of the death of the undersigned, Pershing shall have the right to sell any or all securities, commodities, and other property in the accounts of the undersigned with Pershing, whether carried individually or jointly with others, to buy any or all securities, commodities, and other property which may be short in such accounts, to cancel any open orders, and to close any or all outstanding contracts, all without demand for collateral or additional collateral, notice of sale or purchase, or other notice or advertisement. Any such sales or purchases may be made at Pershing’s discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and Pershing may be the purchaser for its own account. It being understood that a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of Pershing’s right to sell or buy without demand or notice. To the extent permitted by law, the undersigned waive compliance with the provisions of Section 202 of the New York Lien Law, including notice of sale, advertisement and related provisions of Article 9 of the New York Lien Law. 5. Payment of Indebtedness Upon Demand and Liability for Costs of Collection The undersigned shall at all times be liable for the payment upon demand of any debit balance or other obligations owing in any of the accounts of the undersigned with Pershing, and the undersigned shall be liable to Pershing for any deficiency remaining in any such accounts in the event of the liquidation thereof, in whole or in part, by Pershing or by the undersigned; and, the undersigned shall make payments of such obligations and indebtedness upon demand. The reasonable cost and expense of collection of the debit balance, recovery of securities, and any unpaid deficiency in the accounts of the undersigned with Pershing, including, but not limited to attorney’s fees, incurred and payable or paid by Pershing, shall be payable to Pershing by the undersigned. 6. Pledge of Securities All securities, commodities, and other property now or hereafter held, carried, or maintained by Pershing in its possession in any of the accounts of the undersigned may be pledged, repledged, hypothecated or rehypothecated by Pershing from time to time, without notice to the undersigned, either separately or in common with other such securities, commodities, and other property for any amount due in the accounts of the undersigned, or for any greater amount, and Pershing may do so without retaining into its possession or control for delivery, a like amount of similar securities, commodities, or other property. 7. Credit Charges The monthly debit balances or adjusted balances in the accounts of the undersigned with Pershing shall be charged, in accordance with its practice, with interest at a rate permitted by the laws of the State of New York, as further described in this agreement. It is understood that the interest charge made to the undersigned’s account at the close of a charge period will be added to the opening balance for the next charge period unless paid. 8. LoanAdvance Account LoanAdvance enables the undersigned to obtain a loan secured by the securities, commodities, and other property now or hereafter held, carried, or maintained by the undersigned in Pershing’s possession. Any such loan will be made in a special LoanAdvance account that is not a margin account. Pershing will establish in the LoanAdvance account, on behalf of the undersigned, a line of credit through which the undersigned may obtain the loan. Each loan disbursement will appear as a debit balance on the monthly or quarterly statement of the account. The undersigned agrees that Pershing will charge interest on the debit balance and that Pershing will require the undersigned to maintain securities, cash, or LoanAdvanceTM Lending Agreement Exhibit 10.1Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark "[***}".

LoanAdvanceTM Lending Agreement PAGE 2 OF 6 ECAGR-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. other property to secure repayment of funds advanced and interest due in accordance with procedures herein. The loan may be obtained by any one of the undersigned with the understanding that all of the undersigned will be liable, jointly and severally, for repayment of the loan and interest thereon. The loan may be obtained up to a credit limit that Pershing will establish. The credit limit may fluctuate from time to time, based on the value of the collateral held in the brokerage or managed account(s) being used as collateral and Pershing’s current collateral requirements. In addition, interest and fees assessed to the LoanAdvance account are considered an extension of the loan and are taken into account when determining the available credit limit. 9. Limitations of LoanAdvance LoanAdvance loans may be used for any lawful purpose other than to purchase, carry, or trade securities, to meet margin calls relating to securities purchases, or for reducing or retiring indebtedness incurred to purchase, carry, or trade securities. The client is permitted frequent asset substitutions, provided that the equity and collateral remains at an acceptable level. Note: Mutual fund purchases and sales must be within the same family of funds in order to get immediate release on collateral. NOTE: In addition, when the collateral and loan are held within the same brokerage account, only occasional collateral substitutions that occur on the same day are permitted, and transactions cannot increase the client’s loan balance. 10. Interest Rates Your Base Rate, as defined in the interest rate disclosure,will change without prior notice. When your Base Rate changes during an interest period, interest will be calculated according to the number of days each rate is in effect during that period. Regardless of the underlying Base Rate, interest charged in any credit extended in a LoanAdvance account may never exceed a rate equal to 3 percentage points above the Prime Rate as published in The Wall Street Journal. 11. Interest Period The interest period begins on the 20th of each month and ends on the 19th of the following month. Accordingly, the interest charges for the period as shown on the monthly or quarterly statement are based only on the daily net debit balances for the interest period. 12. Method of Interest Computation At the close of each interest period during which credit was extended in a LoanAdvance account, an interest charge is computed by multiplying the average daily debit balance by the applicable schedule rate, and then by the number of days during which a debit balance was outstanding, and finally dividing by 360. If there has been a change in the Base Rate, separate computations will be made with respect to each rate of charge for the appropriate number of days at each rate during the interest period. The interest charge for credit made to a LoanAdvance account at the close of the interest period is added to the opening debit balance for the next interest period unless paid. 13. General Collateral Policies The amount of credit that may be extended (the credit limit) by Pershing will be set from time to time. If the market value of securities in a brokerage or managed account(s) being used as collateral declines, Pershing may require the deposit of additional collateral. The equity in a brokerage or managed account(s) being used as collateral is the current market value of securities and cash deposited as security less the amount owed to Pershing for credit extended. For information with respect to general collateral maintenance policy as to stocks, municipal bonds, corporate bonds, listed U.S. Treasury notes and bonds, mutual funds, and other securities, as well as information about the eligibility of particular securities for LoanAdvance purposes, the undersigned should contact the Introducing Firm. Pershing reserves the right, at its discretion, to require the deposit of additional collateral and to set collateral requirements at a higher or lower amount with respect to particular accounts or classes of accounts, as Pershing deems necessary. In making this determination, Pershing may take into account various factors including but not limited to (i) issues as to the undersigned’s securities such as, among others, the liquidity of a position and concentrations of securities in an account, (ii) considerations as to the undersigned’s status, including but not limited to a decline in creditworthiness, (iii) the size of the account, (iv) the general condition of the market, (v) considerations as to the ability of Pershing to obtain financing, and (vi) regulatory interpretations or guidance. If the undersigned fails to meet a call for additional collateral in a timely manner, some or all of the positions held by the undersigned may be liquidated. 14. Deposits of Collateral, Lien on Accounts, and Liquidation In the event that additional collateral is requested due to a downturn in the market and/or the decline in value of your securities held as collateral, the undersigned may be required to deposit funds or acceptable securities into the brokerage or managed account(s) in order to restore the level of collateral to an acceptable level. If satisfactory collateral is not promptly deposited after a request is made, Pershing may, at its discretion, liquidate securities held in any of the undersigned accounts. If securities are liquidated based on the need for additional collateral, the undersigned understands that there may be tax implications associated with the liquidation, such as capital gains tax, depending on your cost basis in the collateral and other factors affecting your tax status. 15. Credit Investigation, Negative Credit Report The undersigned authorizes Pershing to exchange credit information about the undersigned and the account with others. As required by law, the undersigned is notified that any negative credit report that appears on his or her credit records may be submitted to a credit reporting agency if the undersigned fails to fulfill the terms of the credit obligations. Pershing may request a credit report on the undersigned. Upon request by the undersigned, Pershing will state the name and address of the consumer reporting agency that furnished it. If Pershing extends, updates, reviews, or renews credit to the undersigned, Pershing may request a new credit report without notifying the undersigned. Pershing may also request a new credit report in accordance with its normal account maintenance procedures without notifying the undersigned. 16. Communications Communications may be sent to the undersigned at the current address of the undersigned, which is on file at Pershing’s office, or at such other address as the undersigned may hereafter give Pershing in writing, or through the Introducing Firm, and all communications, so sent, whether by mail, telegraph, messenger, or otherwise, shall be deemed given to the undersigned personally, whether actually received or not. 17. Scope and Transferability This agreement shall cover individually and collectively all accounts that the undersigned may open or reopen with Pershing for the purpose of obtaining a LoanAdvanceloan , and shall inure to the benefit of its successors and assigns, whether by merger, consolidation, or otherwise, and Pershing may transfer the accounts of the undersigned to its successors and assigns, and this agreement shall be binding upon the heirs, executors, administrators, successors, and assigns of the undersigned. 18. No Professional Advice The undersigned acknowledges that Pershing will not provide the undersigned with any investment, legal, tax, or accounting advice, that its employees are not authorized to give any such advice, and that the undersigned will not solicit or rely upon any such advice from Pershing or its employees whether in connection with transactions in or for any of the accounts of the undersigned or otherwise. In making investment, legal, tax, or accounting decisions with respect to transactions in or for the accounts of the undersigned or any other matter, the undersigned will consult with and rely upon its own advisors and not Pershing, and Pershing shall have no liability therefore. 19. Deduction or Withholding for Tax All payments under this agreement shall be made without any deduction or withholding for any taxes imposed by any laws, regulations, decrees, or ordinances other than U.S. state or federal laws (“Local Taxes”). The

LoanAdvanceTM Lending Agreement PAGE 3 OF 6 ECAGR-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. undersigned shall indemnify and hold Pershing harmless against any Local Taxes (including interest and penalties) levied or imposed upon Pershing (directly or by way of withholding taxes) in respect of any payment under this Agreement. The undersigned shall, upon being notified that any Local Taxes, interest, and/or penalties are owed, promptly pay to the relevant authorities the full amount required to be paid, deducted, or withheld, and cooperate fully with Pershing to the extent that any additional action or documentation is requested by Pershing or otherwise required. The undersigned agrees that any payments and/or interest that may be owed to Pershing, shall be made net payment of any Local Taxes, interest or penalties that may be owed by the undersigned pursuant to this Agreement. 20. Extraordinary Events Pershing shall not be liable for loss caused directly or indirectly by government restrictions, exchange or market rulings, suspension of trading, war, strikes, or other conditions beyond its control. 21. Recording Conversations The undersigned acknowledges, understands, and agrees that for our mutual protection, Pershing may electronically record any telephone conversation between any of the undersigned and Pershing. 22. Representations as to Capacity to Enter Into Agreement The undersigned, if an individual, represents that he or she is of full age, that unless otherwise disclosed to Pershing in writing the undersigned is not an employee of any exchange; or an employee of any corporation of which any exchange owns a majority of the capital stock; or an employee of a member firm or member corporation registered on any exchange; or an employee of a bank, trust company, or insurance company; or an employee of any corporation, firm, or individual engaged in the business of dealing either as a broker or as principal in securities, bills of exchange, acceptances, or other forms of commercial paper. The undersigned further represents that no one except the undersigned has an interest in the account or accounts of the undersigned with Pershing. 23. Joint and Several Liability If the undersigned shall consist of more than one individual, their obligations under this agreement shall be joint and several. The undersigned have executed the Joint Account Agreement and made the election required therein. Pursuant to that agreement, Pershing may, but is not required to, accept instructions from either joint party. 24. Option Transactions If at any time the undersigned shall enter into any transaction for the purchase or resale of an option contract, the undersigned hereby agrees to abide by the rules of any national securities association, registered securities exchange, or clearing organization applicable to the trading of option contracts and, acting alone or in concert, will not violate the position or exercise limitation rules of any such association or exchange or of the Options Clearing Corporation or other clearing organization. 25. Severability If any provision or condition of this agreement shall be held to be invalid or unenforceable by any court, or regulatory or self-regulatory agency or body, such invalidity or unenforceability shall attach only to such provision or condition. The validity of the remaining provisions and conditions shall not be affected thereby and this agreement shall be carried out as if any such invalid or unenforceable provision or condition were not contained herein. 26. Callable Securities Securities which are held for the account of the undersigned and which are in “street name,” or are being held by a securities depository, are commingled with the same securities being held for other clients of introducing firms and for Pershing’s own customers. The ownership of these securities by the undersigned is reflected in Pershing’s records. The undersigned has the right at any time to require delivery of any such securities that are fully paid for, or are in excess of, collateral requirements. The terms of many bonds allow the issuer to partially redeem or “call” the issue prior to maturity date. Certain preferred stocks are also subject to being called by the issuer. Whenever any such security being held by Pershing is partially “called,” Pershing will determine through a random selection procedure as prescribed by the New York Stock Exchange rules, the ownership of the securities to be submitted for redemption. In the event that such securities owned by the undersigned are selected and redeemed, the accounts of the undersigned will be credited with the proceeds. In order not to be subject to this random selection process, the undersigned must instruct the Introducing Firm to have Pershing deliver the securities to the undersigned. Delivery will be effected provided, of course, that the position is unencumbered or had not already been called by the issuer as described, prior to receipt by Pershing of the instructions of the undersigned. The probability of a security being called is the same whether they are held by Pershing or by the undersigned. 27. Lost Securities If a periodic client account statement indicates that securities were forwarded to the undersigned and the undersigned does not receive them, notify your Introducing Firm or Pershing immediately. If notification is received within 120 days after the mailing date of the securities, as reflected on the periodic statement, replacement will be made free of charge. Thereafter, a fee for replacement may apply. 28. Headings Are Descriptive The heading of each provision hereof is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in each such provision. 29. Assignment of Pershing’s Rights Under This Agreement to the Introducing Firm The undersigned agrees that any rights that Pershing has under this agreement, including but not limited to the right to collect any debit balance or other obligations owing in any of the accounts of the undersigned, may be assigned without the undersigned’s consent or notice to the Introducing Firm of the undersigned so that the undersigned’s Introducing Firm may collect from the undersigned independently or jointly with Pershing or enforce any other rights granted to Pershing under this agreement. 30. Amendments Pershing may amend this agreement from time to time by sending a notice of such amendment to one of the undersigned. 31. No Waiver This agreement cannot be modified by conduct and no failure on the part of Pershing at any time to enforce its rights hereunder to the greatest extent permitted shall in any way be deemed to waive, modify, or relax all of the rights granted Pershing herein, including those rights vested in Pershing to deal with collateral on all loans advanced to me. 32. Indemnification Without the necessity of a judicial determination, and whether or not litigation occurs, the undersigned agree to indemnify and hold harmless Pershing, undersigned’s Introducing Firm and their respective directors, officers, employees, agents and affiliates from any and all claims (whether or not meritorious), liabilities, judgments, damages, losses, costs and expenses of any nature whatsoever (including reasonable attorney’s fees and expenses) in any way related to, or arising out of or in connection with, this agreement, including without limitation, the grant by the undersigned of a first priority lien and security interest in the collateral held in the brokerage or managed account(s) and any action taken or omitted by Pershing or the undersigned’s Introducing Firm at the request of the undersigned or pursuant to instructions provided by the undersigned. 33. Entire Agreement This agreement constitutes the full and entire understanding between the parties with respect to the provisions herein, and there are no oral or other agreements in conflict herewith. Any future modification, amendment, or supplement to this agreement or any individual provision herein can only be in the form of a writing signed by a representative of Pershing.

LoanAdvanceTM Lending Agreement PAGE 4 OF 6 ECAGR-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. 34. Arbitration Disclosures THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE. BY SIGNING AN ARBITRATION AGREEMENT THE PARTIES AGREE AS FOLLOWS: • ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED. • ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED. • THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS. • THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD, UNLESS, IN AN ELIGIBLE CASE, A JOINT REQUEST FOR AN EXPLAINED DECISION HAS BEEN SUBMITTED BY ALL PARTIES TO THE PANEL AT LEAST 20 DAYS PRIOR TO THE FIRST SCHEDULED HEARING DATE. • THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY. • THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM IN ARBITRATION. IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE BROUGHT IN COURT. • THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT. 35. Arbitration Agreement ANY CONTROVERSY BETWEEN YOU AND US SHALL BE SUBMITTED TO ARBITRATION BEFORE AND ONLY BEFORE THE FINANCIAL INDUSTRY REGULATORY AUTHORITY. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL; (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS IS DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN. 36. The Laws of the State of New York Govern This agreement and its enforcement shall be governed by the laws of the state of New York without giving effect to its conflicts of laws provisions. 37. Loan Consent and Voting Rights By signing this agreement, the undersigned acknowledges that securities held in a brokerage or managed account(s) being used as collateral may be loaned to Pershing or loaned out to others and as permitted by law, certain securities in the undersigned’s account may be used for, among other things, settling short sales and lending the securities for short sales, and as a result, Pershing and the undersigned’s Introducing Firm may receive compensation in connection therewith. In the event the undersigned’s securities have been loaned by Pershing on the record date of a shareholder vote involving those securities, the undersigned agrees that the undersigned’s vote may be reduced to reflect the total amount of the undersigned’s securities loaned by Pershing. 38. Other Disclosures Consumer Purposes Disclosure: Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower[s]) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it. LoanAdvance Disclosure Statement The LoanAdvance Disclosure Statement is intended to provide some basic facts about LoanAdvance accounts and to alert you to the risks involved. Before opening a LoanAdvance account, it is important to carefully review the Lending Agreement, Form T–4, Control Stock Disclosure and LoanAdvance Interest Rate Form, and the LoanAdvance Checkwriting Application (if applicable) provided by your financial organization or its clearing firm, Pershing LLC (“Pershing”), and to consult with your financial organization regarding any questions or concerns you may have regarding LoanAdvance accounts. If you choose to borrow funds from your financial organization or Pershing, you will need to open a LoanAdvance account. The securities held in your brokerage or managed account(s) are used as collateral for the loan that was made to you. If the securities in your brokerage or managed account(s) being used as collateral decline in value, so does the value of the collateral supporting your loan. As a result, your financial organization or Pershing can take action. For instance, your financial organization or Pershing can issue a call and/or sell securities or liquidate other assets in any of your brokerage accounts held with your financial organization or Pershing in order to maintain the required equity in the collateral account(s). It is important that you fully understand the risks involved in utilizing a LoanAdvance line-of-credit. These risks include the following: Your financial organization or Pershing can force the sale of securities or other assets in your account(s). If the equity in your brokerage or managed account(s) being used as collateral falls below the maintenance requirements or your financial organization’s higher “house” requirements, your financial organization or Pershing can sell the securities or other assets in any of your accounts held at your financial organization to cover the deficiency. You also will be responsible for any short fall in the account after such a sale. Your financial organization or Pershing can sell your securities or other assets without contacting you. Some investors mistakenly believe that a financial organization must contact them for a call to be valid, and that the financial organization cannot liquidate securities or other assets in their accounts to meet the call unless the financial organization has contacted them first. This is not the case. Most financial organizations will attempt to notify their clients of calls, but they are not required to do so. However, even if a financial organization has contacted a client and provided a specific date by which the client can meet a call, the financial organization can still take necessary steps to protect its financial interests, including immediately selling the securities without notice to the client. Your financial organization or Pershing may change LoanAdvance requirements or account maintenance call time periods without notice to you. In regard to house, maintenance, and other account calls, in lieu of immediate liquidations, Pershing, through your financial organization, may permit you a period of time to satisfy a call. This time period shall not in any way waive or diminish Pershing’s right in its sole discretion, to shorten the time period in which you may satisfy a call, including one already outstanding, or to demand that a call be satisfied immediately. Nor does such practice waive or diminish the right of Pershing and/or your financial organization to sell out positions to satisfy the call, which can be as high as the full indebtedness owed by you. LoanAdvance requirements may be established and changed by Pershing or your financial organization in its sole discretion and judgement.

LoanAdvanceTM Lending Agreement PAGE 5 OF 6 ECAGR-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. You are not entitled to choose which securities or other assets in your brokerage or managed account(s) are liquidated or sold to meet a call. Because the securities are collateral for the LoanAdvance line-of-credit, your financial organization or Pershing has the right to decide which security to sell in order to protect its interests. Your financial organization or Pershing can increase its “house” maintenance requirements at any time and is not required to provide you with advance written notice. These changes in firm policy often take effect immediately and may result in the issuance of a maintenance call. Your failure to satisfy the call may cause your financial organization or Pershing to liquidate or sell securities in your brokerage or managed account(s). You are not entitled to an extension of time on a call. While an extension of time to meet call requirements may be available to clients under certain conditions, a client does not have a right to the extension. You will be charged interest based on the Base Rate. The Base Rate, as defined in the LoanAdvance Interest Rate Form, will change without prior notice. When the Base Rate changes during an interest period, interest will be calculated according to the number of days each rate is in effect during that period. Regardless of the underlying Base Rate, interest charged in any credit extended in a LoanAdvance account may never exceed a rate equal to 3 percentage points above the Prime Rate as published in The Wall Street Journal. Your interest period begins on the 20th of each month and ends on the 19th of the following month. The interest charges for the period as shown on the monthly or quarterly statement are based only on the daily net debit balances for the interest period. Your monthly interest charge will be calculated according to the following computation: At the close of each interest period during which credit was extended in a LoanAdvance account, an interest charge is computed by multiplying the average daily debit balance by the applicable schedule rate, and then by the number of days during which a debit balance was outstanding, and finally dividing by 360. If there has been a change in the Base Rate, separate computations will be made with respect to each rate of charge for the appropriate number of days at each rate during the interest period. The interest charge for credit made to a LoanAdvance account at the close of the interest period is added to the opening debit balance for the next interest period unless paid. Your written LoanAdvance Agreement with Pershing or your financial organization provides for certain important obligations by you. The LoanAdvance Agreement is a legally binding agreement, cannot be modified by conduct, and no failure on the part of Pershing or your financial organization at any time to enforce its rights under the LoanAdvance Agreement to the greatest extent permitted shall in any way be deemed to waive, modify, or relax any of the rights granted Pershing or your financial organization, including those rights vested in Pershing or your financial organization to deal with collateral on all loans advanced to you. Also, the LoanAdvance Agreement constitutes the full and entire understanding between the parties with respect to the provision of the LoanAdvance Agreement, and there are no oral or other agreements in conflict with the LoanAdvance Agreement unless you have advised in writing to Pershing or your financial organization of such conflict Any future modification amendment, or supplement to the LoanAdvance Agreement or any individual provision of the LoanAdvance Agreement can only be in writing signed by a representative of Pershing. You should carefully review your LoanAdvance Agreement for the rights and limitations governing your LoanAdvance and collateral account relationship(s). If Article 15 of the EU Securities Financing Transactions Regulation (“SFTR”) is applicable to you: Please refer to https://www.pershing.com/_global-assets/pdf/ disclosures/per-eu-article-15-info-stmt.pdf for access to an information statement disclosing the risks and consequences of delivering non- cash collateral under a relevant collateral arrangement with Pershing LLC (including a margin account). This statement does not amend or supersede the express terms of any transaction, collateral arrangement or otherwise affect your or our liabilities or obligations. Please contact your financial professional if you have any questions. LOANADVANCE LENDING AGREEMENT ACKNOWLEDGEMENT BY SIGNING THIS ACKNOWLEDGEMENT FORM, I ACCEPT THE TERMS OF THE AGREEMENT, AND: • Acknowledge that I have read and understood the LoanAdvance Disclosure Statement, attached hereto, which details the risks associated with a LoanAdvance account, and have read and understood the credit terms explained in the LoanAdvance Interest Rate Form. • Acknowledge that any loan from the LoanAdvance account will not be deposited into any brokerage account. • Acknowledge that any loan from the LoanAdvance account will not be used for the purpose of: (1) purchasing or trading securities; (2) to meet margin calls relating to securities purchases; or (3) for reducing or retiring indebtedness incurred to purchase, carry, or trade securities. • Acknowledge that Pershing may require a new T4 when the loan is increased, additional collateral accounts are added or when other changes are requested. • Acknowledge that the initial interest rate being assessed on the undersigned’s credit line balance and the method of computation of interest have been disclosed to me in writing. • Acknowledge receipt of the LoanAdvance Interest Rate Form, which explains the annual rate of interest that can be charged to my account, how debit balances are determined, and the methods of computing interest. • Acknowledge that Pershing may compensate my Introducing Firm for its role in the establishment and maintenance of this account. • ACKNOWLEDGE THAT SECURITIES HELD IN YOUR BROKERAGE OR MANAGED ACCOUNT(S) BEING USED AS COLLATERAL MAY BE LOANED TO PERSHING OR LOANED OUT TO OTHERS. • Acknowledge receiving a copy of the LoanAdvance Lending Agreement which contains a predispute arbitration clause in paragraphs 34 and 35 above.

LoanAdvance™ Lending Agreement

STEP 1. ACCOUNT INFORMATION

Non-Purpose Loan Account Number
[***]

STEP 2. NAICS CODE

All new non-purpose loan accounts to an entity such as a Corporate, Partnership, Non-Profit Organization or Limited Liability Corporation account requires a six digit NAICS industry code. A complete list of NAICS is available at: https://www.naics.com/naics-drilldown-table/

Please visit this Federal Government website to determine the appropriate code for your entity and provide NAIC information below.

North American Industry Description	North American Industry Code (six digit)
Space Research and Technology	927110

STEP 3. SIGNATURES

Please be sure that all account owners sign this agreement and acknowledgement form. Caution — it is important that you thoroughly read the contract before you sign it.

Primary Account Owner

Print Name	Date
Signature X	

Additional Account Owner

Print Name	Date
Signature X	

Additional Account Owner

Print Name	Date
Signature X	

Please Complete if a Trust, Corporation, Partnership, or Other Entity

Print Name of Entity	Date
INTUITIVE MACHINES, LLC	signed 1/4/2024, effective 1/10/2024
Title GENERAL COUNSEL AND CORPORATE SECRETARY	
Signature X /s/ Anna Jones	SIGN HERE

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of
The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.

PAGE 6 OF 6
ECAGR-LA-08-21

PAGE 1 OF 3 FRM-LA-T4-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. Name of Creditor: Pershing LLC • OMB No. 7100-0019 • Approval expires June 30, 2024 This form is required by law (15 U.S.C. 78g and 78w; 12 CFR 220). The Federal Reserve may not conduct or sponsor, and an organization (or a person) is not required to respond to, a collection of information unless it displays a currently valid OMB control number. Public reporting burden for this collection of information is estimated to average 10 minutes per response, including the time to gather and maintain data in the required form and to review instructions and complete the information collection. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, DC 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0019), Washington, DC 20503. Statement of Purpose for an Extension of Credit by a Creditor (Federal Reserve Form T–4) Instructions This form must be completed only if the purpose of the credit being extended is not to purchase, carry, or trade in securities and the credit is in excess of that otherwise permitted under Regulation T. (See § 220.6(e)(2)). If space is inadequate, attach separate sheet. PART I Step 1. Account Information Non-Purpose Loan Account Number Step 2. To be Completed by the Customer(s) New loan. Amount of the credit being requested $ Non-purpose loan transfer (if applicable) Pershing delivering non-purpose loan account External delivering firm name Credit line increase. New credit line amount $ Purpose of credit The purpose of the credit is described in details as follows Liquidity/Expenses Other Delivery Are any of the securities listed in Part II to be delivered, or have any such securities been delivered from a bank, broker, dealer, or other person on a “delivery against payment” basis? Yes No NPT4 [***] ✔ 10000000 ✔ ✔

Statement of Purpose for an Extension of Credit by a Creditor (Federal Reserve Form T–4) PAGE 2 OF 3 FRM-LA-T4-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. Non-Purpose Loan Account Number Step 3. Signature(s) I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete. Unless otherwise noted in the respective section on page two, the collateral supporting the extension of credit is maintained in the brokerage account referenced above. The borrower acknowledges that no part of this credit will be used to purchase, carry, or trade in securities. This form should not be signed if blank. A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation T will also violate Federal Reserve Regulation X, “Borrowers of Securities Credit.” Primary Account Owner Print Name Date Signature X Additional Account Owner Print Name Date Signature X Additional Account Owner Print Name Date Signature X Please Complete if a Trust, Corporation, Partnership, or Other Entity Print Name of Entity Date Title Signature X [***] INTUITIVE MACHINES, LLC GENERAL COUNSEL AND CORPORATE SECRETARY signed 1/4/2024, effective 1/10/2024 /s/ Anna Jones

Statement of Purpose for an Extension of Credit by a Creditor (Federal Reserve Form T–4) PAGE 3 OF 3 FRM-LA-T4-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. Non-Purpose Loan Account Number PART II Step 4. To be Completed by Creditor The following is a listing of collateral, if any, securing this credit. Collateral accounts ITEMIZE SEPARATELY BY ISSUE CURRENT MARKET VALUE DATE AND SOURCE OF VALUATION* GOOD FAITH LOAN VALUE Collateral consisting of securities with loan value under Regulation T (refer to the Supplement to Regulation T) NUMBER OF SHARES OR OTHER UNIT ITEMIZE SEPARATELY BY ISSUE MARKET PRICE DATE AND SOURCE OF VALUATION* TOTAL MARKET VALUE PER ISSUE Collateral consisting of securities having no loan value under Regulation T NUMBER OF SHARES OR OTHER UNIT ITEMIZE SEPARATELY BY ISSUE MARKET PRICE DATE AND SOURCE OF VALUATION* TOTAL MARKET VALUE PER ISSUE *Creditor need not complete “Date and source of valuation” if the market value was obtained from regularly published or disseminated information in either a journal of general circulation or automated quotation system. For Broker-Dealer Use Only I am a duly authorized representative of the introducing broker-dealer and have approved the issuance of the amount of credit being extended to the borrower and I certify that, to the best of my knowledge and belief, all the information given is true, accurate, and complete. Introducing Broker-Dealer Name Print Branch Manager Name Date Branch Manager Title Signature X For Pershing LLC Use Only I am a duly authorized representative of the creditor. I have read this form and any attachments, and have accepted the client’s statement in Step 2 in good faith as defined below.* I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. Print Pershing Representative’s Name Date Pershing Representative’s Signature Title Pershing Representative’s Signature X * To accept the customer’s statement in good faith, the duly authorized representative of the creditor must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party. This form must be retained by the lender for three years after the credit is extinguished. [***] [***] 10,500,000 ANU002051

PAGE 1 OF 3 FRM-GUARACCT-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. STEP 1. GUARANTEED ACCOUNT INFORMATION Account Title (“Client”) Non-Purpose Loan Account Number STEP 2. GUARANTOR ACCOUNT INFORMATION Account Title (“Guarantor”) Collateral Account Number Account Title (“Guarantor”) Collateral Account Number Account Title (“Guarantor”) Collateral Account Number Account Title (“Guarantor”) Collateral Account Number STEP 3. AUTHORIZATION LoanAdvanceTM Guaranty Form 1. In consideration of your opening, and/or continuing, an account or accounts introduced to Pershing LLC (“You”) by Client’s financial organization (which separately or jointly, with any and all renewals thereof, are hereinafter referred to as “said guaranteed account”), with, or otherwise giving credit in said guaranteed account, on such terms and conditions as may, from time to time, be agreed to between You and the Client, the undersigned (hereinafter referred to as the “Guarantor”) hereby unconditionally agrees to pay You, on demand, any indebtedness which may now or hereafter be owing You by the Client on said guaranteed account. Each Guarantor whose signature appears on this document shall be jointly and severally liable for all debts and obligations of the Guaranteed Account (or its successor account with You.) Pershing is authorized to liquidate securities or other assets in any and all Guarantor accounts to pay to Pershing any such debts and obligations. 2. The Guarantor agrees that this guaranty shall be effective not only with respect to said guaranteed account but also with respect to any and all renewals thereof; that said guaranteed account may be changed from time to time by the purchase or sale or exchange of securities or other property, or by payments or by deliveries of securities or other property by or to or upon the order of the Client, and that said guaranteed account may be closed out by You at any time; that in general, You may deal with and accept the orders of the Client with respect to transactions in said guaranteed account, without notice to the Guarantor, the same as if this guaranty had not been given; and that the death of the Guarantor shall not affect the liability of the Guarantor or his estate with respect to transactions in said guaranteed account, subsequent to the death of the Guarantor and prior to the receipt by You of written notice thereof. 3. The Guarantor agrees that You may, at any time, in your uncontrolled discretion use, without restriction, the moneys or securities or other property in any account or accounts, including any safekeeping account, which the Guarantor may have with You, or any other financial institution to secure said guaranteed account or to pay any indebtedness due therein; and that, to that end, You shall have a lien on such money, securities or other property You may at any time hold or have in any account or accounts of the Guarantor, that You may pledge and repledge any of such securities or other property, either separately or with any other securities or property, for such sum or a greater sum than may be due You in said guaranteed account, and without retaining the possession or control for delivery of a like amount of similar securities or property; that You may proceed at any time, in your uncontrolled discretion, and without prior demands or notice, to enforce said lien by the sale of any such securities or property of the Guarantor, in any manner upon such terms as You may determine; that the enforcement by You of said lien in any manner, in whole or in part, shall not in any way affect the continuing liability of the Guarantor for any indebtedness in said guaranteed account; that any demand on the Guarantor to perform the obligation of this guaranty, or any action or proceedings brought to enforce the liability of the Guarantor hereunder, shall not release or otherwise affect said lien; and that You shall at all times have both the personal liability of the Guarantor and said lien to secure to You payment of any indebtedness in said guaranteed account, enforcement of both of which may be pursued concurrently. 4. The Guarantor hereby waives (a) any notices whatsoever as to the current condition of said guaranteed account or any charges therein from time to time and the manner of conducting or closing the same or otherwise, and (b) in the event of default by the Client, or demand or notice in respect thereof and any requirement of legal or equitable proceedings or otherwise in your part against the Client as a conditions precedent to enforcing the obligations of the Guarantor hereunder. 5. This guaranty shall be binding upon the Guarantor, his estates, his executors, administrators and assigns and shall inure to the benefit of your present firm and of any successor firm or firms, irrespective of any change or changes at any time in the personnel thereof, for any cause whatsoever, and of the assigns of your present firm or any successor firm. 6. By written notice to You, the Guarantor may at any time terminate his obligations and your rights hereunder in respect to future transactions in said guaranteed account, and such termination, in respect to future transactions, shall also take place ipso facto on receipt by You of written notice of the Guarantor’s death; but notwithstanding such termination as to future transactions the obligations of the Guarantor hereunder with respect to any indebtedness in said guaranteed account, including any losses incurred in liquidating said guaranteed account during a reasonable time subsequent to the receipt of such notice, shall continue in full force and effect until such indebtedness with the interest to date of payment thereon has been paid to You. GRNT INTUITIVE MACHINES, LLC [***] GHAFFARIAN ENTERPRISES, LLC [***]

LoanAdvanceTM Guaranty Form PAGE 2 OF 3 FRM-GUARACCT-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. 7. Arbitration Disclosures THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE. BY SIGNING AN ARBITRATION AGREEMENT THE PARTIES AGREE AS FOLLOWS: • ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED. • ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED. • THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS. • THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD, UNLESS, IN AN ELIGIBLE CASE, A JOINT REQUEST FOR AN EXPLAINED DECISION HAS BEEN SUBMITTED BY ALL PARTIES TO THE PANEL AT LEAST 20 DAYS PRIOR TO THE FIRST SCHEDULED HEARING DATE. • THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY. • THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM IN ARBITRATION. IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE BROUGHT IN COURT. • THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT. 8. Arbitration Agreement ANY CONTROVERSY BETWEEN YOU AND US SHALL BE SUBMITTED TO ARBITRATION BEFORE AND ONLY BEFORE THE FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA). NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL; (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS IS DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN. 9. The Laws of the State of New York Govern This agreement and its enforcement shall be governed by the laws of the state of New York without giving effect to its conflicts of laws provisions. STEP 4. SIGNATURES I AGREE THAT THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE, WHICH IS LOCATED IN PARAGRAPHS 7 AND 8 ON PAGE 2 IN THIS AGREEMENT. Guarantor Print Name Signature X Guarantor Print Name Date Signature X Guarantor Print Name Date Signature X Guarantor Print Name Date Signature X MATTHEW YETMAN Date signed 1/4/2024, effective 1/10/2024 /s/ Matthew Yetman

LoanAdvanceTM Guaranty Form PAGE 3 OF 3 FRM-GUARACCT-LA-08-21 © 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners. SCHEDULE A. NOTICE TO COSIGNER You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount. The creditor can collect this debt from you without first trying to collect from the borrower. The creditor can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt. SCHEDULE B. CALIFORNIA ONLY NOTICE TO COSIGNER (Traducción en Inglés Se Requiere Por La Ley) You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount. The creditor can collect this debt from you without first trying to collect from the borrower. The creditor can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt. AVISO PARA EL FIADOR (Spanish Translation Required By Law) Se le está pidiendo que garantice esta deuda. Piénselo con cuidado antes de ponerse de acuerdo. Si la persona que ha pedido este préstamo no paga la deuda, usted tendrá que pagarla. Esté seguro de que usted podrá pagar si sea obligado a pagarla y de que usted desea aceptar la responsabilidad. Si la persona que ha pedido el préstamo no paga la deuda, es posible que usted tenga que pagar la suma total de la deuda, mas los cargos por tardarse en el pago o el costo de cobranza, lo cual aumenta el total de esta suma. El acreedor (financiero) puede cobrarle a usted sin, primeramente, tratar de cobrarle al deudor. Los mismos metodos de cobranza que pueden usarse contra el deudor, podran usarse contra usted, tales como presentar una demanda en corte, quitar parte de su sueldo, etc. Si alguna vez no se cumpla con la obligación de pagar esta deuda, se puede incluir esa información en la historia de credito de usted. Este aviso no es el contrato mismo en que se le echa a usted la responsabilidad de la deuda. SCHEDULE C. NEW YORK ONLY NOTICE TO NEW YORK COSIGNER ONLY You agree to pay the debts incurred from time to time on the account identified below although you may not personally receive any property, services, or money. You may be sued for payment although the person opening the account is able to pay. You should know that the Limit of Liability listed below does not include court costs or attorney’s fees, or other costs or charges that may be stated in the agreement. You will also have to pay some or all of these costs and charges if the agreement for the consumer credit account, payment of which you are guaranteeing, requires the borrower to pay such costs and charges. If any debt incurred on the account is ever in default, that fact may become a part of your credit record. This notice is not the agreement, or other writing that obligates you to pay. Read that writing for the exact terms of your obligations and of your rights to limit or end your obligations. IDENTIFICATION OF ACCOUNT(S) YOU MAY HAVE TO PAY Name of Debtor Name of Creditor Pershing LLC Date Kind of Account LoanAdvance Account (a non-purpose revolving account) Limit of Liability $ If this box is checked, my limit of liability may exceed the amount stated above as provided by formula in the T-4 associated with the LoanAdvance Account. I have been given a completed copy of this notice and of each writing that obligates me or the Debtor on this account, including a copy of the associated T-4 form if the limit of liability is established by a formula. New York Cosigner Print Name Date Address Signature X

LoanAdvance™ Interest Rate Form

STEP 1. ACCOUNT INFORMATION

Non-Purpose Loan Account Number
[***]

STEP 2. INTEREST RATE ACKNOWLEDGEMENT

The undersigned ("Borrower") has executed a LoanAdvance Lending Agreement (the "Agreement") with Pershing LLC ("Pershing"). Pursuant to which Borrower has access to a line of credit collateralized by the value of securities held in Borrower's brokerage or separately managed account pledged by the Borrower (the "Account"). The Account is carried by Pershing as clearing broker pursuant to a clearing agreement between Pershing and your introducing firm. This Interest Rate Acknowledgement Form constitutes a supplement to the Agreement and shall be subject to and interpreted in accordance with the terms and conditions thereof.

The rate of interest charged on any credit extended in the Account is a floating rate based on the Base Rate* and may fluctuate over time. In addition, if your rate is based on the interest rate schedule provided by your financial organization, the rate may be higher or lower in the future depending on the aggregate outstanding loan amount, and any such change may be made without prior notice to Borrower. All rates described herein may be changed without prior notice to Borrower. In accordance with Paragraph 10 of the Agreement, regardless of the underlying Base Rate, interest charged in any credit extended in a LoanAdvance account may never exceed a rate equal to 3 percentage points above the Prime Rate as published in The Wall Street Journal.

STEP 3. INTEREST RATE

Subject to the foregoing, the rate of interest that will be charged on any credit extended in the Account is equal to:

SELECT ONE	BASE RATE*	+/- (SELECT ONE)	SPREAD		TOTAL RATE
☐ Federal Funds Target (Upper Limit)	5.5 %	☐ Plus ☐ Minus	90	=	6.4 %
☐ Prime	%	☐ Plus ☐ Minus		=	%
☐ Other: ____________	%	☐ Plus ☐ Minus		=	%

☐ Interest Rate Schedule Provided by my Financial Organization

*Base Rate is determined by your financial organization and may be based on Fed Funds Target, Prime Rate as published in The Wall Street Journal or another benchmark and may fluctuate over time.

STEP 4. RESTRICTED/CONTROL STOCK DISCLOSURE

1. Is the undersigned a control person of any publicly held organization? ☐ Yes ☐ No
2. Are any of the shares subject to a control provision? ☐ Yes ☐ No

If you answered yes to question 2 above, please provide details below:

NUMBER OF SHARES	NAME OF COMPANY	SYMBOL

IRDF

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of
The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.

PAGE 1 OF 2
FRM-LA-DIS-ACK-10-21

LoanAdvance™ Interest Rate Form Non-Purpose Loan Account Number [***]

STEP 5. SIGNATURES

By signing below, Borrower acknowledges receipt of a completed copy of this Form, as well as any tiered interest rate schedule, if applicable. Borrower further acknowledges their understanding and acceptance of the terms disclosed herein and attests to the accuracy of the information provided.

Primary Account Owner

Print Name	Date
Signature X	

Additional Account Owner

Print Name	Date
Signature X	

Additional Account Owner

Print Name	Date
Signature X	

Please Complete if a Trust, Corporation, Partnership, or Other Entity

Print Name of Entity Intuitive Machines, LLC	Date signed 1/4/2024, effective 1/10/2024
Title General Counsel and Corporate Secretary	
Signature X /s/ Anna Jones	SIGN HERE

FOR BROKER-DEALER USE ONLY

The information below must be submitted for all LoanAdvance accounts, regardless of which interest rate index is selected. In addition, by signing below, the Branch Manager acknowledges that they have provided the Borrower with the Broker-Dealers tiered interest rate schedule, if applicable.

Print Branch Manager Name	Date
Signature X	

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.

PAGE 2 OF 2
FRM-LA-DIS-ACK-10-21